SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, For Use of the
     Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12


                         Espey Mfg. & Electronics Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

     ---------------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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

                         ESPEY MFG. & ELECTRONICS CORP.


                           --------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 20, 2006

                           --------------------------


                                                                October 17, 2006

To the Shareholders of

     ESPEY MFG. & ELECTRONICS CORP.:


     You are cordially invited to attend the Annual Meeting of Shareholders of Espey Mfg. & Electronics Corp., which will be held at the Courtyard by Marriott, 11 Excelsior Avenue, Saratoga Springs, New York, on November 20, 2006, at 2:00 p.m., Eastern Standard Time, for the following purposes:

          1. To elect three Class A Directors to serve for a three year term expiring at the 2009 Annual Meeting or until their respective successors are duly elected and qualify; and

          2. To ratify the appointment of Rotenberg & Company, LLP as the Company's independent public accountants for the fiscal year ending June 30, 2007.

     No other business may be transacted at the meeting.

     The Board of Directors has fixed the close of business on October 2, 2006, as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, said meeting or any adjournment thereof. The books for transfer of the Company's capital stock will not be closed.

     Even if you expect to attend the meeting in person, it is urged by the Company that you mark, sign, date and return the enclosed proxy. The proxy may be revoked at any time before it is voted and shareholders who execute proxies may nevertheless attend the meeting and vote their shares in person. Every properly signed proxy will be voted as specified unless previously revoked.


                                           By Order of the Board of Directors,

                                                /s/ PEGGY A. MURPHY

                                                  PEGGY A. MURPHY
                                                Corporate Secretary


     Please make your specification and sign and date the enclosed proxy and mail it promptly in the accompanying pre-addressed, postage-free envelope.

                         ESPEY MFG. & ELECTRONICS CORP.
                               233 Ballston Avenue
                        Saratoga Springs, New York 12866

                                 PROXY STATEMENT


     The enclosed proxy is solicited by the Board of Directors of Espey Mfg. & Electronics Corp. (the "Company") for use in voting at the Annual Meeting of the Shareholders of the Company to be held at the Courtyard by Marriott, 11 Excelsior Avenue, Saratoga Springs, New York, on November 20, 2006, at 2:00 p.m., Eastern Standard Time, and at any postponement or adjournment thereof, for the purposes set forth in the attached Notice of Meeting. It is anticipated that the Notice of Annual Meeting of Shareholders, this Proxy Statement and the form of proxy will be mailed on or about October 17, 2006.

                       VOTING AND REVOCABILITY OF PROXIES

     Every properly dated, executed and returned proxy will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares represented by such proxy will be voted for the election of the Class A Directors nominated by the Board of Directors. Any shareholder giving a proxy has the power to revoke it at any time prior to the voting thereof by voting in person at the Annual Meeting, by giving written notice to the Secretary prior to the Annual Meeting, or by signing and delivering a new proxy card bearing a later date.

     The Company's only class of voting securities is its Common Stock, par value $.33-1/3 per share (the "Common Stock"). Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. In accordance with the Company's By-Laws and applicable state law, the election of directors will be determined by a plurality of the votes cast by the holders of shares of Common Stock present and entitled to vote thereon, in person or by proxy, at the Annual Meeting. Shares present which are properly withheld as to voting with respect to any one or more nominees, and shares present with respect to which a broker indicates that it does not have authority to vote ("broker non-vote") will not be counted. Cumulative voting in connection with the election of directors is not permitted. The affirmative vote of shares representing a majority of the votes cast by the holders of shares present and entitled to vote is required to approve the other matters to be voted on at the Annual Meeting. Shares, which are voted to abstain and broker non-votes, are not counted as votes cast on any matter to which they relate.

     The By-Laws of the Company provide that the majority of the shares of the Common Stock of the Company issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at the Annual Meeting. Shares, which are voted to abstain, are considered as present at the Annual Meeting for the purposes of determining a quorum. Broker non-votes are considered as not present at the Annual Meeting for the purposes of determining a quorum.

                         RECORD DATE AND SHARE OWNERSHIP

     Only holders of Common Stock of record on the books of the Company at the close of business on October 2, 2006 will be entitled to vote at the meeting. There were outstanding and entitled to vote on October 2, 2006, 2,312,596 shares of Common Stock.

                              ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation, as amended, provides that the Board of Directors shall consist of not less than three nor more than nine persons with the actual number determined in accordance with the Company's bylaws. The Certificate of Incorporation further provides that there shall be three classes of directors (Class A, Class B and Class C) with overlapping three-year terms and that all classes shall be as nearly equal in number as possible.

     The Board of Directors fixed the present number of directors at seven. The terms of three Class A Directors expire at the Annual Meeting. There are presently two Class B Directors, whose terms expire at the 2007 Annual Meeting, and two Class C Directors, whose terms expire at the 2008 Annual Meeting.

     The Board of Directors has nominated three persons to stand for election as Class A Directors.

     The votes will be cast pursuant to the enclosed proxy for the election of each of the Class A nominees named unless specification is made withholding such authority. Each of the nominees is presently a director of the Company. Should any of said nominees for Class A Directors become unavailable, which is not anticipated, the proxies named in the enclosed proxy will vote for the election of such other persons as the Board of Directors may recommend. Proxies may not be voted for a greater number of persons than the nominees named.

     The names and business experience for the past five years of the three persons who have been nominated by the Board of Directors to stand for election as Class A Directors at the Annual Meeting and the remaining directors whose terms are continuing until the 2007 or 2008 Annual Meeting appear below.

     The Board has determined that the Board members with the exception of Howard Pinsley and Barry Pinsley are independent in accordance with the listing standards of the American Stock Exchange.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES FOR CLASS A DIRECTORS.

                  NOMINEES FOR CLASS A DIRECTORS -- SERVING FOR
              A THREE YEAR TERM EXPIRING AT THE 2009 ANNUAL MEETING

                                                                                                   Period to
                                 Offices and                                                          Date
                                Positions Held                                                     Served as
     Name               Age      with Company          Principal Occupation or Employment           Director
     ----               ---      ------------          ----------------------------------           --------
Howard Pinsley (1) .....66      President, Chief    Howard Pinsley for more than the past             1992
                                Executive Officer   five years has been employed by the Company
                                and Chairman of     on a full-time basis as Program Director
                                the Board           prior to being elected Vice President-
                                                    Special Power Supplies on April 3, 1992. On
                                                    December 6, 1996, Mr. Pinsley was elected
                                                    to the position of Executive Vice President.
                                                    On June 9,1998 he was elected to the positions
                                                    of  President and Chief Operating Officer.
                                                    Subsequently he became Chief Executive Officer
                                                    and Chairman of the Board.


Alvin O. Sabo ..........63           --             Attorney engaged in private practice of law and   1999
                                                    Senior Partner of the law firm of Donohue,
                                                    Sabo, Varley & Armstrong, P.C. in Albany, NY
                                                    since 1980. Prior to that position, he was
                                                    Assistant Attorney General, State of New York,
                                                    Department of Law for eleven years.

Carl Helmetag ..........58           --             President and CEO of UVEX Sports Inc. in          1999
                                                    Cranston, RI. From 1996 to 1999, he was
                                                    President and CEO of HEAD USA Inc. Prior to
                                                    that position, Mr. Helmetag was Executive
                                                    Vice President and then President at Dynastar
                                                    Inc. from 1978 to 1996. He is an MBA graduate
                                                    from The Wharton School of Business,
                                                    University of Pennsylvania.

                       CLASS B DIRECTORS -- SERVING FOR A
               THREE YEAR TERM EXPIRING AT THE 2007 ANNUAL MEETING

                                                                                                   Period to
                                 Offices and                                                          Date
                                Positions Held                                                     Served as
     Name               Age      with Company          Principal Occupation or Employment           Director
     ----               ---      ------------          ----------------------------------           --------
Barry Pinsley (1) ......65           --             Certified Public Accountant who for five         1994
                                                    years acted as a consultant to the
                                                    Company prior to his election as a Vice
                                                    President. Special Projects
                                                    on March 25, 1994. On December 6, 1997, Mr.
                                                    Pinsley was elected to the position of Vice
                                                    President-Investor Relations and Human
                                                    Resources, from which he resigned on June 9,
                                                    1998. He continued as a non-executive officer
                                                    through December 31, 2005. Mr. Pinsley was a
                                                    practicing Certified Public Accountant in
                                                    Saratoga Springs, New York since 1975, and
                                                    is currently semi-retired.

Seymour Saslow .........85           --             Mr. Saslow was Senior Vice President from        1992
                                                    1992 until December 31, 1999. From 1973
                                                    until being elected Senior Vice President, he
                                                    served as Vice President. He joined the company
                                                    on July 22, 1952. Mr. Saslow graduated from
                                                    the City College of New York in 1944 with a
                                                    degree of the Institute of Electrical and
                                                    Electronics Engineers Inc. He holds many
                                                    patents and serves on the board of several
                                                    charitable organizations

                  CONTINUING CLASS C DIRECTORS -- SERVING FOR A
               THREE YEAR TERM EXPIRING AT THE 2008 ANNUAL MEETING

                                                                                                   Period to
                                 Offices and                                                          Date
                                Positions Held                                                     Served as
     Name               Age      with Company          Principal Occupation or Employment           Director
     ----               ---      ------------          ----------------------------------           --------
Paul J. Corr ...........62           --             Certified Public Accountant and a Professor      1992
                                                    of Business, Skidmore College, in Saratoga
                                                    Springs, NY, since 1981, currently holding
                                                    the position of Associate Professor. Mr.
                                                    Corr is also a shareholder in the Latham,
                                                    New York accounting firm of Rutnik & Corr, P.C.
                                                    and he has been a principal at Capital Financial
                                                    Advisors, LLC since 2003.

Michael W. Wool (2) ....60           --             Attorney engaged in private practice of law and  1990
                                                    Senior Partner since 1982 in the law firm of
                                                    Langrock, Sperry & Wool,  with offices in
                                                    Burlington, VT and Middlebury, VT. Mr. Wool also
                                                    serves on the board of the New England Board of
                                                    Higher Education and the Burlington Boys and
                                                    Girls Club.

                       CLASS A DIRECTORS -- SERVING FOR A
               THREE YEAR TERM EXPIRING AT THE 2006 ANNUAL MEETING

---------
(1)  Barry Pinsley and Howard Pinsley are cousins.

(2) Mr. Wool's law firm performed legal services for the Company during the fiscal year ended June 30, 2006 and may perform additional services during the current fiscal year in connection with the Company's ESOP. See
     "Certain Relationships and Related Transactions."

     Howard Pinsley serves as a director of All American Semiconductor, Inc. None of the other directors holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Act of 1933 or any company registered as an Investment Company under the Investment Company Act of 1940.

The only individuals currently considered executive officers of the Company not identified previously are:

     James Clemens, 57, Vice President of Sales and Marketing of the Company since March 1, 2004. He was elected as an executive officer on May 19, 2006. Mr. Clemens held various positions in the power systems industry for seven years prior to joining the Company. From 1997 to 1999, he was President and Chief Executive Officer of Ling Electronics, Inc., which was acquired by SatCon Power Systems. He then served as Transition Manager and consultant to SatCon until 2003.

     Katrina L. Sparano, 35, Assistant Treasurer and Principal Accounting Officer of the Company since November 12, 2004. Ms. Sparano is a Certified Public Accountant. Prior to joining the Company on July 29, 2004, she was the Assistant Controller for Cambridge Heart, Inc.

     Peggy A. Murphy, 48, Secretary of the Company since December 11, 1998. She has been employed by the Company as Director of Human Resources since October 1998.

     David A. O'Neil,  41,  Treasurer  and  Principal  Financial  Officer  since
January 4, 2000. Mr. O'Neil is a Certified Public Accountant who, prior to joining the Company, was a Senior Manager at the accounting firm of KPMG LLP.

     The terms of office of Ms. Peggy A. Murphy, Mr. David A. O'Neil, Mr. James Clemens and Mrs. Katrina Sparano are until the next annual meeting of the Board of Directors unless successors are sooner appointed by the Board of Directors. The term of office of Mr. Howard Pinsley is subject to his employment agreement with the Company. See "Employment Contracts and Termination of Employment."

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the Company's fiscal year ended June 30, 2006, the Board of Directors held a total of four meetings, and each director then in office attended at least 75% of such meetings. Under the policies of the Board, Directors are expected to attend regular Board meetings, Board committee meetings, as applicable, and the annual stockholder meeting. All of the Company's directors attended the 2005 Annual Meeting.

     The Board has a standing Audit Committee whose members are Paul J. Corr, Chairman, Alvin O. Sabo and Carl Helmetag. The functions of this Committee include reviewing the engagement of the independent accountants, the scope and timing of the audit and any non-audit services to be rendered by the independent accountants, reviewing with the independent accountants and management the Company's policies and procedures with respect to internal auditing, accounting and financial controls, and reviewing the report of the independent accountants upon completion of its audit. During the fiscal year ended June 30, 2006, the Audit Committee held five meetings, and each Committee member attended at least 75% of such meetings.

     The Board has a standing Nominating Committee whose members are Carl Helmetag, Chairman, Michael Wool, and Paul J. Corr. The function of this Committee is to identify and recommend to the Board individuals for nomination to fill vacancies in, and for renomination to, positions as Directors of the Corporation. During fiscal year ended June 30, 2006, the Nominating Committee held one meeting and each committee member attended the meeting.

     The Board has determined that all of the members of the Audit Committee and the Nominating Committee meet the independence criteria for audit committee and nominating committee members as set forth in the listing standards of the American Stock Exchange. The Board has further determined that Mr. Corr qualifies as an audit committee financial expert in accordance with the rules of the United States Securities and Exchange Commission ("SEC").

     The Board has a standing Stock Option Committee whose current members are Paul J. Corr, Chairman, Howard Pinsley, and Barry Pinsley. The functions of this Committee include determining to whom, and the time or times at which, options will be granted, the number of shares of common stock that underlie each option and the exercise price and vesting schedule for options granted pursuant to the Company's 2000 Stock Option Plan. During the fiscal year ended June 30, 2006, the Stock Option Committee held two meetings and each committee member attended such meetings.

     The Board also has a Succession Committee and a Mergers and Acquisition Committee, members of which are Paul J. Corr, Howard Pinsley, Alvin O. Sabo and Michael Wool.

                            COMPENSATION OF DIRECTORS

     Directors of the Company receive an annual fee in the amount of $21,000 for being a member of the Board of Directors. Each Director who also serves as a member of the Audit Committee is compensated an additional annual fee of $5,000. Each director who serves as a member of the Succession Committee or the Mergers and Acquisition Committee is compensated an additional $2,500 for each committee. These fees are paid monthly to the Directors. Executive officers who also serve on the Company's Board of Directors do not receive director's fees.

     Directors are also eligible to receive stock options under the 2000 Stock Option Plan at the discretion of the Stock Option Committee. The Stock Option Committee consists of three appointed board members. At June 30, 2006, members of the Board of Directors held the following number of unexercised options granted under the Plan:

      Name                   Number of Options             Exercise Price Range
      ----                   -----------------             --------------------

Seymour Saslow                     4,000                       $9.25 - 17.80

Barry Pinsley                      2,800                       17.36 - 17.80

Michael W. Wool                    7,200                        8.98 - 17.80

Paul J. Corr                       5,200                       11.25 - 17.80

Alvin O. Sabo                      4,200                       11.25 - 17.80

Carl Helmetag                      5,200                        9.25 - 17.80

Howard Pinsley                    20,000                        9.25 - 17.80

The above options have exercise dates ranging from March 1, 2003 and expiring on May 19, 2016.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table summarizes the annual compensation for each of the fiscal years ended June 30, 2006, June 30, 2005, and June 30, 2004 received by the Company's Chief Executive Officer (or acting in a similar capacity) and the other highest paid executive officers of the Company that received over $100,000 in total compensation as of June 30, 2006.

                           SUMMARY COMPENSATION TABLE

                                                                                     Long Term
                                                                                    Compensation
                                                                                    ------------
                                                                                     Securities
     Name and                                          Annual Compensation           Underlying       All Other
Principal Position            Fiscal Year          Salary              Bonus         Options (#)   Compensation(1)
------------------            -----------          ------              -----         -----------   ---------------

Howard Pinsley                   2006             $198,024            $30,000           8,000         $  8,922
  President and                  2005             $191,976            $20,000           4,000         $  7,681
  Chief Executive Officer        2004             $190,120            $20,000               0         $ 34,826

David A. O'Neil                  2006             $119,082            $15,000           3,600         $  3,338
  Treasurer and Principal        2005             $113,830            $12,500           1,600         $  2,932
  Financial Officer              2004             $112,250            $12,500               0         $ 13,101

James Clemens                    2006             $132,540            $ 5,000           3,600               --
  Vice President
  Sales and Marketing


---------
(1) Represents (a) the cash and market value of the shares allocated for the respective fiscal years under the Company's ESOP to the extent to which each named executive officer is vested, and the Company's matching contribution under the 401K plan.

     The following table sets forth information with respect to compensation plans maintained by the Company, as of June 30, 2006, under which Common Stock of the Company is authorized for issuance:

                        SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

                              Number of securities to           Weighted-average          Number of Securities remaining
                              be issued upon exercise           exercise price of      available for future issuance under
                              of outstanding options,         outstanding options,     equity compensation plan (excluding
Plan Category                   warrants and rights            warrants and rights      securities reflected in column (a))
---------------------------------------------------------------------------------------------------------------------------
                                        (a)                             (b)                              (c)
---------------------------------------------------------------------------------------------------------------------------
Equity compensation
    plans approved by
    security holders                  146,200                          14.02                           96,600
Equity compensation
    plans not approved
    by security holders                  --                               --                               --
                                      -------                                                          ------
            Total                     146,200                                                          96,600
---------------------------------------------------------------------------------------------------------------------------

                           GRANTS IN LAST FISCAL YEAR
     The following table sets forth information concerning the grant of stock options to the named executive officers during the year ended on June 30, 2006.

                                                                                    Potential
                                                                                    Realizable
                                                                                     Value at
                                                                                   Assumed Annual
                     Number of     Percent of                                     Rates of Stock
                    Securities    Total Options                                 Price Appreciation
                    Underlying     Granted to      Exercise                     for Option Term (1)
                      Options     Employees in      Price      Expiration      ---------------------
      Name            Granted      Fiscal Year      ($/SH)        Date         5% ($)        10% ($)
      ----            -------      -----------      ------        ----         ------        -------
Howard Pinsley         4,000          10.8%         $17.36        2015         43,670       110,669
                       4,000          10.2%         $17.80        2016         44,777       113,474

David A. O'Neil        1,600           4.3%         $17.36        2015         17,468        44,268
                       2,000           5.1%         $17.80        2016         22,389        56,737

James Clemens          1,600           4.3%         $17.36        2015         17,468        44,268
                       2,000           5.1%          17.80        2016         22,389        56,737

-----------------
(1) Amounts reflect certain assumed rates of appreciation set forth in the Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises will depend on future performance of the Common Stock. No assurance can be made that the amounts reflected in these columns will be achieved. The values in these columns assume that the fair market value on the date of grant of each option was equal to the exercise price thereof.

     The following table sets forth information concerning the exercise of stock options by the named executive officers during the year ended June 30, 2006 and the year-end value of unexercised options:

     AGGREGATED OPTIONS AT FISCAL YEAR-END AND FISCAL YEAR-END OPTION VALUES

                                               Number of Securities         Value of Unexercised
                     Shares                   Underlying Unexercised            In-the-Money
                    Acquired                        Options at                   Options at
                       On          Value        Fiscal Year-End (#)          Fiscal Year-End ($)
      Name          Exercise     Realized    Exercisable/Unexercisable    Exercisable/Unexercisable
      ----          --------     --------    -------------------------    -------------------------
James Clemens           0            0              800/3,600                     4,360/0

Howard Pinsley        4,000        43,280         16,000/8,000                   109,600/0

David A. O'Neil         0            0             4,800/3,600                    31,480/0

In accordance with the 2000 Stock Option Plan the above options have exercise dates that range from March 1, 2003 through and expiring on May 19, 2016.

                                    INSURANCE

     The executive officers and directors of the Company can elect to be covered under the company-sponsored health plans, which do not discriminate in favor of the officers, or directors of the Company and which are available generally to all employees. In addition, the executive officers are covered under a group life plan, which does not discriminate, and is available to all employees.

     The Company maintains insurance coverage, as authorized by Section 726 of the New York Business Corporation Law, providing for (a) reimbursement of the Company for payments it makes to indemnify officers and directors of the Company, and (b) payment on behalf of officers and directors of the Company for losses, costs and expenses incurred by such individuals in any actions.

                       EMPLOYEE RETIREMENT PLAN AND TRUST

     Under the Company's ESOP, approved by the Board of Directors on June 2, 1989, effective July 1, 1988, all non-union employees of the Company, including the Company's executive and non-executive officers are eligible to participate. The ESOP is a non-contributory plan, which is designed to invest primarily in shares of common stock of the Company. Certain technical amendments not considered material were adopted effective as of June 10, 1994, July 1, 2003, and July 1, 2005.

     Of the 446,418 shares of common stock of the Company allocated to participants of the ESOP as of June 30, 2006, 23,460 shares were allocated to Howard Pinsley, 5,699 shares were allocated to David A. O'Neil and 5,301 shares were allocated to Barry Pinsley and 774 shares were allocated to James Clemens.

               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT

     The Company entered into an agreement with Howard Pinsley, President and CEO as of May 25, 2006 which extended an agreement originally effective July 1, 2002. The contract allows Mr. Pinsley, upon his resignation or termination as chief executive officer, to become a non-executive officer of the Company for a period of thirty-six months. In consideration for services to be provided by Mr. Pinsley for the equivalent of five days a month after his resignation or termination, and the performance of such other duties as are reasonably requested by the Company, he will receive full benefits plus $15,000 per month for the first three months, and $4,333 per month for the next thirty-three consecutive months. The number of days of service required by Mr. Pinsley may be reduced to a number not less then two, provided, however, in no event shall the reduction trigger a separation from service while Mr. Pinsley is a "key employee" for the purposes of Section 409A of the Internal Revenue Code of 1986, as amended the agreement expires on December 31, 2008.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors (the "Committee") is comprised of three independent directors and operates under a written charter, adopted by the Board on May 13, 2005.

     In  fulfilling  its  responsibilities,   the  Committee  has  reviewed  and
discussed the Company's audited consolidated financial statements for the fiscal year ended June 30, 2006 with management and the independent auditors.

     The  Committee  has  discussed  with the  independent  auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No.1, Independence Discussions with Audit Committees, and has discussed with the auditors the auditors' independence.

     The Committee considered and concluded that the provision of non-audit services by the independent auditors was compatible with maintaining their independence.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2006.

                                                     Audit Committee:
                                                     Paul J. Corr, Chairman
                                                     Carl Helmetag
                                                     Alvin O. Sabo

                              NOMINATING COMMITTEE

     The Nominating Committee of the Board of Directors (the "Nominating Committee") is comprised of three independent directors and operates under a written charter, which was most recently filed with the SEC as Exhibit B to the Company's Proxy Statement for its Annual Meeting held on November 12, 2004. A copy of the charter is available on the Company's website, www.espey.com, under
                                                           -------------
the tab "Investors" by requesting a copy of an SEC report and then clicking on the Definitive Proxy Statement filed October 12, 2004.

     The Nominating Committee will review the present needs of the Board and establish criteria as to particular qualifications in terms of background and experience that could meet such needs. At a minimum, the Nominating Committee believes that nominees for Directors should have either experience in the industry in which the Company engages or professional, business or academic qualifications that differ from existing members of the Board and could augment the aggregate expertise possessed by Board members. The Company further believes that all nominees should be able to make a contribution to the Board that will enhance the development and growth of the Company business and shareholder value; devote adequate time to service as a Director; and work well with other Board members in a collegial manner.

     The Nominating Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, shareholders or external sources and all self nominated candidates. The Nominating Committee uses the same criteria for evaluating candidates nominated by shareholders and self nominated as it does for those proposed by other Board members, management and search companies.

     The Nominating Committee will consider bona fide recommendations by shareholders as to potential Director nominees, who meet the above standards. A shareholders wishing to submit such a recommendation should send a letter, postmarked no later than 120 days prior to the date on which the Company annual meeting was held during the prior year, to the Secretary of the Company. The letter must identify its writer as a shareholders of the Company, provide evidence of the writer's stock ownership and provide:

     o The name, address, telephone number and social security number of the candidate to be considered;

     o A description of understandings, contractual, business or familial relationships between the shareholders and the candidate, if any, and an unexecuted written consent of the candidate to serve as a director of the Company, if nominated and elected;

     o    The candidate's resume and at least three references;

     o A statement of the candidate's qualifications to serve on the Board of Directors and specified Board committees which shall include an explanation as to how elements of the candidate's background and experience would be a benefit to the Company and its business.

     All candidates recommended to the Nominating Committee must meet the independence standards of the American Stock Exchange and the definition of "independent director" in the Company by-laws.

     All nominees for election at this Annual Meeting were previously elected by the shareholders and are standing for re-election.

                    SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     Mail can be addressed to Directors in care of the Office of the Secretary, Espey Mfg. & Electronics Corp. 233 Ballston Avenue, Saratoga Springs, New York 12866. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Trivial items will be delivered to the Directors at the next scheduled Board meeting. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to "Outside Directors" or "Non-Management Directors" will be forwarded or delivered to the Chairman of the Audit Committee. Mail addressed to the "Board of Directors" will be forwarded or delivered to the Chairman of the Board.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information regarding ownership of the Company's outstanding Common Stock as of September 30, 2006, by each person or group who is known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock.


Title                   Name and Address of                       Amount and Nature          Percent
Class                    Beneficial Owner                      of Beneficial Ownership      of Class
-----                    ----------------                      -----------------------      --------
Common Stock       Franklin Advisory Services, LLC                156,000 - Direct (1)         6.7%
                   777 Mariners Island Blvd
                   P.O. Box 7777 San Mateo, CA 94403-7777

Common Stock       Espey Mfg. & Electronics Corp.                 718,369 - Direct (2)        31.0%
                   Employee Retirement Plan and Trust
                   233 Ballston Ave
                   Saratoga Springs, NY 12866

Common Stock       Advisory Research, Inc.                        190,000 - Direct (3)         8.2%
                   180 North Stetson St.
                   Suite 5780
                   Chicago, IL 60601

Common Stock       Howard Pinsley,                                101,268 - Direct (4)         5.4%
                   233 Ballston Avenue                           23,460 - Indirect (4)
                   Saratoga Springs, NY 12866

---------------
(1) The information as to the number of shares of Common Stock and the percent of class ownership of the Company that may be deemed beneficially owned by Franklin Advisory Services, LLC ("Franklin") is from the Schedule 13G, dated February 4, 2004 filed with the Securities and Exchange Commission (the "SEC"). The Franklin statement indicated that Franklin's investment "advisory subsidiaries," have sole voting and dispositive power with respect to all of the shares of Common Stock shown in the table above for Franklin. The Franklin statement indicates that the Common Stock set forth in the table is beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect Franklin investment advisory subsidiaries. The statement also indicated that it filed the Schedule 13G on behalf of itself and Franklin's principal shareholders, Charles B. Johnson and Rupert H. Johnson, Jr. (the "Principal Shareholders"), all of which are deemed beneficial owners of the shares of Common Stock shown in the above table for Franklin. Franklin and the Principal Shareholders disclaim any economic interest or beneficial ownership in any of the Common Stock shown in the table for Franklin.

(2) The shares of common stock owned by the ESOP Trust are voted by the Trustees in the manner directed by the ESOP Committee. The Trustees, Howard Pinsley and Peggy A. Murphy, are the Chairman of the Board, Chief Executive Officer and President of the Company and Secretary of the Company,
     respectfully. The ESOP Committee, which is appointed by the Board of Directors, is comprised of Mr. Howard Pinsley, Ms. Murphy, Director Michael
     W. Wool and David A. O'Neil, the Treasurer and Principal Financial Officer of the Company. As to shares that have been allocated to the accounts of participants in the ESOP, the Trustees are directed by the Committee to vote such shares in accordance with instructions of the participants. As to unallocated shares and allocated shares for which voting instructions have not been received from participants, the Committee instructs the Trustee to vote such votes proportionately to the shares as to which voting instructions have been received. As of September 30, 2006, 444,202 shares were allocated to the accounts of participants and 274,167 shares were unallocated.

(3) The information as to the number of shares of Common Stock and the percent of class ownership of the Company that may be deemed beneficially owned by advisory clients of Advisory Research, Inc. ("Advisory") is from the
     Schedule 13G dated February 14, 2006 filed with the SEC. Advisory, a registered investment advisor, is deemed to have beneficial ownership of 190,000 shares of the Company's Common Stock as of February 14, 2006, all of which shares are held in Advisory investment companies, trusts and accounts. Advisory, in its role as investment advisor and/or manager, reported sole voting power with respect to 190,000 shares.

(4) This information is from Form 4 dated August 2, 2006 filed with the SEC. Indirect shares represent stock being held in the Company ESOP. Direct shares include options to acquire 8,000 shares of Common Stock which are exercisable within 60 days.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following information is furnished as of October 6, 2006 (unless otherwise indicated), as to each class of equity securities of the Company beneficially owned by all Directors and Executive Officers and by Directors and Executive Officers of the Company as a Group:


Title              Name and Address of                  Amount and Nature              Percent
Class               Beneficial Owner                 of Beneficial Ownership          of Class
-----               ----------------                 -----------------------          --------
Common Stock       James Clemens ................           800-Direct                      *
                                                            774-Indirect (2)

Common Stock       Paul J. Corr .................         6,400-Direct (1)                  *

Common Stock       Carl Helmetag ................        10,900-Direct (1)                  *

Common Stock       Peggy A. Murphy ..............         3,600-Direct (1)                  *
                                                          7,951-Indirect (2)

Common Stock       David A. O'Neil ..............         9,600-Direct (1)                  *
                                                          5,699-Indirect (2)

Common Stock       Barry Pinsley ................        59,660-Direct (1)               2.8%
                                                          5,301-Indirect (2)

Common Stock       Howard Pinsley ...............       101,268-Direct (1)               5.4%
                                                         23,460-Indirect (2)

Common Stock       Alvin O. Sabo ................         7,500-Direct (1)                  *

Common Stock       Seymour Saslow ...............        14,016-Direct (1)                  *

Common Stock       Katrina Sparano ..............           423-Indirect (2)                *

Common Stock       Michael W. Wool ..............         4,700-Direct (1)                  *

Common Stock       Officers and Directors .......       217,644-Direct (1)                11%
                   as a Group (13 persons)               42,834-Indirect (2)

--------------
* Less than one percent

(1) Direct shares include options to acquire shares which are exercisable within 60 days as follows:

     Name of                Exercisable       Name of               Exercisable
     Beneficial Owner         Options         Beneficial Owner        Options
     ----------------         -------         ----------------        -------

     James Clemens               800          Howard Pinsley           8,000

     Paul Corr                  1,200         Alvin O. Sabo            1,000

     Carl Helmetag              2,400         Seymour Saslow           2,000

     Peggy A. Murphy            3,600         Michael W. Wool          4,000

     David A. O'Neil            4,800

(2) Includes shares allocated to named director or officer as of June 30, 2006 as a participant in the Company's ESOP. Each such person has the right to direct the manner in which such shares allocated to him or her are to be voted by the ESOP Trustee.

     There are no arrangements known to the Company, the operation of which may at a subsequent date, result in change of control of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company's ESOP Trust owns 718,369 shares of the Company's common stock as of September 30, 2006, of which 444,202 were allocated to participants in the ESOP. On July 15, 2005, the Company sold an additional 150,000 shares of its common stock to the ESOP Trust for an aggregate purchase price of $4,335,000, or $28.90, per share. The ESOP borrowed from the Company an amount equal to the purchase price. The loan will be repaid in fifteen (15) equal annual installments of principal and the unpaid balance will bear interest at a fixed rate of 6.25% per annum, the "prime rate" as quoted in The Wall Street Journal on the date of closing. The Board of Directors of the Company had approved a purchase price per share equal to a 5% discount on the average trading price of the common stock on the American Stock Exchange on the date before closing, but in no event greater than the fair market value of the stock as determined by the ESOP trustees, in reliance upon a "fairness opinion" from an independent valuation firm retained by the ESOP.

     Each year, the Company makes contributions to the ESOP which are used to make loan interest and principal payments to the Company. Following each payment of principal on the loan, a portion of the unallocated shares held by the ESOP are allocated to participants. Officers of the Company, including Howard Pinsley who is also Chairman of the Board, are eligible to participate in the ESOP and to have shares and cash allocated to their accounts and distributed to them in accordance with the terms of the ESOP.

     The Company paid the law firm of Langrock,  Sperry & Wool, of which Michael
W. Wool, a director of the Company, is a partner, a total of $19,658 and $72,979, for legal services during fiscal years ended June 30, 2006 and 2005, respectively. Included in the payment of $19,658 and $72,979 for fiscal year ended June 30, 2006 and 2005, was $9,085 and $23,750, respectively, held in trust by the firm and paid to other service providers relating to the ESOP transaction described above.

                                 CODE OF ETHICS

     The Company has adopted a Code of Ethics which is available on our website at www.espey.com.
   -------------

                     BOARD OF DIRECTORS' PROPOSAL TO RATIFY
                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee has selected Rotenberg & Company, LLP as the Company's independent public accountants for the fiscal year ending June 30, 2007. Rotenberg & Company, LLP was first selected by the Audit Committee as the Company's independent public accountants for the fiscal year ending June 30, 2006.

     Unless otherwise specified by the shareholders, the shares represented by their properly executed proxies will be voted for ratification of the appointment of Rotenberg & Company, LLP as independent accountants for the fiscal year ending June 30, 2007. The Company is advised by said firm that neither the firm nor any of its partners now has, or during the past three years had, any direct financial interest or material indirect financial interest or any connection with the Company.

     A representative of Rotenberg & Company, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions from the shareholders.

     The Audit Committee had determined not to re-engage KPMG LLP, which served as the Company's independent accountants for the fiscal years ending June 30, 2004 and June 30, 2005. There were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Rather, the Audit Committee determined that if was in the Company's best interest to seek audit services from a regional, as opposed to one of the "big four" accounting firms.

     THE  BOARD  OF  DIRECTORS   RECOMMENDS  A  VOTE  FOR  RATIFICATION  OF  THE
APPOINTMENT OF ROTENBERG & COMPANY, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR FISCAL YEAR ENDING JUNE 30, 2007.

     The Company's Audit Committee has had policies and procedures for pre-approving all audit and non-audit work performed by KPMG LLP and Rotenberg & Company LLP for the fiscal year ended June 30, 2005 and 2006 respectively. Specifically, the Audit Committee has pre-approved the use of Rotenberg & Company LLP for performance of audit services and detailed, specific types of services within the following categories of audit-related and tax services. In each other case, the Audit Committee requires management to obtain specific pre-approval from the Audit Committee for any other work to be performed by its outside auditors.

     The aggregate fees billed for professional services by KPMG LLP and Rotenberg & Company LLP in the fiscal years ended June 30, 2005 and 2006, respectively, for these various services were:

     TYPES OF FEES                              2006                 2005
                                                ----                 ----
                                            Amount Billed        Amount Billed
                                            -------------        -------------

     (1) Audit Fees                           $ 84,900             $ 79,850

     (2) Audit Related Fees                       None                 None

     (3) Tax Fees                               12,900               13,450

     (4) All Other Fees                         10,750                 None
                                              --------             --------

     Total                                    $108,550             $ 93,300
                                              ========             ========

     In the above table, in accordance with the Securities and Exchange Commission's definitions and rules, "audit fees" are fees the Company paid for professional services for the audit of the Company's financial statements included in Form 10-K and review of financial statements included in Form 10-Qs, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; "audit-related fees" are fees for assurance and related services that are related to the performance of the audit of the Company's employee benefit plan financial statements; "tax fees" are fees for tax compliance, tax advice and tax planning; and "all other fees" are fees paid to KPMG LLP for services rendered in connection with the review of Form S-8 and issuance of consent related to the Espey Mfg. & Electronics Corp. 2000 Stock Option Plan. 100% of the services set forth in sections (1) through
(4) above were approved by the Audit Committee in accordance with its charter.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Based solely upon its review of copies of such reports received by it, or upon written representations obtained from certain reporting persons, the Company believes that its officers, directors, and stockholders who own more than ten percent of the Company's equity securities complied with all Section 16(a) filing requirements for the fiscal year ended June 30, 2006.

                                 ANNUAL REPORTS

     The Annual Report of the Company to the shareholders for the fiscal year ended June 30, 2006, including financial statements, accompanies this Proxy Statement. Such financial statements are not incorporated herein by reference.

     A copy of the Company's Annual Report on Form 10-KSB (including financial statements and schedules thereto) for the fiscal year ended June 30, 2006 filed with the Securities and Exchange Commission will be provided without charge upon the written request of shareholders to Espey Mfg. & Electronics Corp., attention: Investor Relations, 233 Ballston Avenue, Saratoga Springs, New York 12866. The Company's Form 10-KSB for the fiscal year ended June 30, 2006 can also be viewed electronically through a link at the Company's website at www.espey.com.
-------------

                             SHAREHOLDER PROPOSALS

     Any shareholder proposal which may be a proper subject for inclusion in the proxy statement and for consideration at the 2007 Annual Meeting must be received by the Company at its principal executive office no later than June 17, 2007, if it is to be included in the Company's 2007 proxy statement and proxy form. In addition, the Company's bylaws outline procedures that a shareholder must follow to nominate directors or to bring other business before shareholders' meetings.

                               PROXY SOLICITATION
     The solicitation of the enclosed proxy is being made on behalf of the Board of Directors and the cost of preparing and mailing the Notice of Meeting, Proxy Statement and form of proxy to shareholders is to be borne by the Company.

                                            By Order of the Board of Directors,

                                            /S/ HOWARD PINSLEY

                                                HOWARD PINSLEY
                                            President, Chief Executive Officer
                                            and Chairman of the Board

October 17, 2006
Saratoga Springs, New York

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         ESPEY MFG. & ELECTRONICS CORP.


                                  PROXY FOR THE
                       2006 ANNUAL MEETING OF SHAREHOLDERS
                                November 20, 2006

                                     COMMON

The undersigned hereby appoints Paul Corr and Seymour Saslow as Proxies, each with the power to appoint his substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all the shares of common stock of ESPEY MFG. & ELECTRONICS CORP. which the undersigned would be entitled to vote if personally present at the 2006 Annual Meeting of Shareholders to be held on November 20, 2006 or any adjournment thereof.

1. TO ELECT THREE CLASS A DIRECTORS TO SERVE FOR A THREE YEAR TERM EXPIRING AT THE 2009 ANNUAL MEETING OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIES.

[_] FOR the nominee listed below            [_] WITHHOLD AUTHORITY
(except as marked to the contrary below)    to vote for the nominee listed below

             HOWARD PINSLEY      ALVIN O. SABO    CARL HELMETAG

          The Board of Directors recommends a vote FOR these nominees.
                                                   ---

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "FOR" box above AND write the nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. TO RATIFY the appointment of Rotenberg & Company, LLP as the independent public accountants of the Company for fiscal year ending June 30, 2007.

      [_] FOR           [_] AGAINST           [_] ABSTAIN

           The Board of Directors recommends a vote FOR this proposal.
                                                    ---

               No other business may be transacted at the meeting.

                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Shareholder sign above----------Co-holder (if any) sign above-------

--------------------------------------------------------------------------------
     ^ Detach here, sign, date and mail in postage paid envelope provided. ^

                         ESPEY MFG. & ELECTRONICS CORP.

--------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
                         THE ABOVE SIGNED SHAREHOLDER.
   IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
                                                     ---

      Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

--------------------------------

--------------------------------

--------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         ESPEY MFG. & ELECTRONICS CORP.


                                  PROXY FOR THE
                       2006 ANNUAL MEETING OF SHAREHOLDERS
                                November 20, 2006

                                      ESOP

The undersigned hereby appoints Paul Corr and Seymour Saslow as Proxies, each with the power to appoint his substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all the shares of common stock of ESPEY MFG. & ELECTRONICS CORP. which the undersigned would be entitled to vote if personally present at the 2006 Annual Meeting of Shareholders to be held on November 20, 2006 or any adjournment thereof.

1. TO ELECT THREE CLASS A DIRECTORS TO SERVE FOR A THREE YEAR TERM EXPIRING AT THE 2009 ANNUAL MEETING OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIES.

[_] FOR the nominee listed below            [_] WITHHOLD AUTHORITY
(except as marked to the contrary below)    to vote for the nominee listed below

             HOWARD PINSLEY      ALVIN O. SABO    CARL HELMETAG

          The Board of Directors recommends a vote FOR these nominees.
                                                   ---

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "FOR" box above AND write the nominee's name in the space provided below.

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2.   TO RATIFY the  appointment of Rotenberg & Company,  LLP as the  independent public accountants of the Company for fiscal year ending June 30, 2007.

      [_] FOR           [_] AGAINST           [_] ABSTAIN

           The Board of Directors recommends a vote FOR this proposal.
                                                    ---

               No other business may be transacted at the meeting.

                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
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|                                                                              |
|                                                                              |
-----------Shareholder sign above----------Co-holder (if any) sign above-------

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     ^ Detach here, sign, date and mail in postage paid envelope provided. ^

                         ESPEY MFG. & ELECTRONICS CORP.

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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
                         THE ABOVE SIGNED SHAREHOLDER.
   IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
                                                     ---

      Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
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IF YOUR ADDRESS HAS CHANGED,  PLEASE  CORRECT THE ADDRESS IN THE SPACE  PROVIDED
BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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